UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2003

Loudeye Corp.

(Exact name of Registrant as specified in its charter)

Delaware	0-29583	91-1908833

(State or other jurisdiction incorporation or of organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1130 Rainier Avenue South
Seattle, Washington 98144

(Address of principal executive offices) (Zip code)

(206) 832-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)
SIGNATURES
EXHIBIT 99.1

ITEM 9.	Information Provided Under Item 12 (Results of Operations and Financial Condition)

SIGNATURES

INDEX TO EXHIBITS

EXHIBIT 99.1

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

On July 15, 2003, Loudeye Corp. issued a press release announcing the agenda for its annual stockholders’ meeting on July 16, 2003. The agenda includes an update on 2003 operating performance. A copy of the press release is furnished as Exhibit 99.1 to this report.

99.1	Press release dated July 15, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Loudeye Corp.

Dated: July 15, 2003	By:	/s/ Jerold J. Goade, Jr.

Jerold J. Goade, Jr. Vice President and Chief Financial Officer